                                                                               .
                                                                               .
                                                                               .

                                                               EXHIBIT 5 (k)(ii)

                                                                                   ADMINISTRATIVE OFFICE
            Metropolitan Life Insurance Company                  METLIFE: REGULAR MAIL                       EXPRESS MAIL
METLIFE (R) One Madison Avenue, New York, NY 10010-3690                   PO Box 17680           1125 17th St., Suite 800,
                                                                          Denver, CO 80217-0680           Denver, CO 80202

SINGLE PREMIUM VARIABLE IMMEDIATE ANNUITY APPLICATION                               FOR COMPANY USE ONLY
PREFERENCE PLUS(R) INCOME ADVANTAGE                              No. ____________________________________________________

1. CONTRACT APPLIED FOR:

[ ] Non-Qualified [ ] Traditional IRA [ ] Roth IRA [ ] SEP [ ] SIMPLE IRA

2. ANNUITANT(S) AND OWNER(S)

ANNUITANT (Annuitant will be the Owner unless Owner section is completed.)

Name (First, Middle Initial, Last)                                                Sex [ ] M [ ] F         Date of Birth
________________________________________________________________________          ____________________    ________________________

Street Address                                                                    Social Security #
________________________________________________________________________          ________________________________________________

City, State & ZIP Code                                        E-mail Address                      Marital Status
_________________________________________________________     ______________________________      ________________________________

Daytime Telephone #                  Evening Telephone #                          Relationship to Owner
________________________________     _________________________________________    ________________________________________________

JOINT ANNUITANT (Complete only if Income for Two with or without a Guarantee Period is selected in Section 4.)

Name (First, Middle Initial, Last)                                                Sex [ ]  M [ ] F        Date of Birth
________________________________________________________________________          ____________________    ________________________

Street Address                                                                    Social Security #
________________________________________________________________________          ________________________________________________

City, State & ZIP Code                                        E-mail Address                      Marital Status
_________________________________________________________     ______________________________      ________________________________

Daytime Telephone #                  Evening Telephone #                          Relationship to Owner
________________________________     _________________________________________    ________________________________________________

OWNER - NON-QUALIFIED ONLY (Complete if the Owner is different from the Annuitant.)
If owner is a trust, please complete the trustee certification form.

Name                               TYPE:                                          Sex [ ] M [ ] F         Date of Birth/Trust
(First, Middle Initial, Last)      [ ] Individual [ ] Custodian [ ] Trustee
                                   [ ] Corporation
________________________________________________________________________          ____________________    ________________________

Street Address                                                                    Social Security # or Tax I.D. # (TIN)
________________________________________________________________________          ________________________________________________

City, State & ZIP Code                                        E-mail Address                      Marital Status
_________________________________________________________     ______________________________      ________________________________

Home Telephone #                     Work Telephone #                             Relationship to Annuitant
_________________________________    _________________________________________    ________________________________________________

JOINT OWNER - NON-QUALIFIED ONLY

Name                               TYPE:                                          Sex [ ] M [ ] F         Date of Birth/Trust
(First, Middle Initial, Last)      [ ] Individual [ ] Custodian [ ] Trustee
                                   [ ] Corporation
________________________________________________________________________          ____________________    ________________________

Street Address                                                                    Social Security # or Tax I.D. # (TIN)
________________________________________________________________________          ________________________________________________

City, State & ZIP Code                                        E-mail Address                      Marital Status
_________________________________________________________     ______________________________      ________________________________

Home Telephone #                     Work Telephone #                             Relationship to Annuitant
_________________________________    _________________________________________    ________________________________________________

(Note: You must provide proof of all annuitants' birth dates.

If two people are named as Joint Owners, either Owner may exercise any and all rights under the contract unless the Owner specifies otherwise in writing.)

3. PRIMARY AND CONTINGENT BENEFICIARY(IES)

   Beneficiary Type                Name (First, Middle Initial, Last)   Relationship to Owner     Social Security #    %
   ----------------                ----------------------------------   ---------------------     -----------------   ---
[ ] Primary     [ ] Contingent     _________________________________    _____________________     _________________   _____
[ ] Primary     [ ] Contingent     _________________________________    _____________________     _________________   _____
[ ] Primary     [ ] Contingent     _________________________________    _____________________     _________________   _____

(Note: If more than three beneficiaries are named, attach a separate sheet. Percentages must be in whole numbers.)

4. INCOME PAYMENTS

A. Income Types (choose only one)

    1. Income payments based on the Annuitant's life

        [ ] Lifetime Income

        [ ] Lifetime Income with a Guarantee of ______ years

    2. Income payments based on the Annuitants' lives

        [ ] Lifetime Income for Two

        [ ] Lifetime Income for Two with a Guarantee Period of ______ years

            For either of the above two options, please mark the appropriate boxes below:

            a) Percentage of payments made to survivor: [ ] 100% [ ] 75%
               [ ] 66 2/3% [ ] 50%

            b) [ ] When the Annuitant dies [ ] When either Annuitant dies

    3. Income for a Guarantee Period only

        [ ] Income for a Guarantee Period of ______ years

    4. Other Options (when available) ___________________________________

B. Withdrawal Option (Available at time of application and may not be changed once elected.)

    [ ]  Optional Two-Year Withdrawal

    (Note: Selecting the withdrawal option will reduce your income payments.)

C. Payment frequency: [ ] Monthly

                      [ ] Quarterly

                      [ ] Semi-Annually

                      [ ] Annually

D. Request to Start Payments: [ ] At Issue OR ______ / _____ / ____
                                              Month     Day    Year
 (Income payments must begin within 12 months)

5. PURCHASE PAYMENT

Purchase Payment  $ ____________ and/or transfers:  $ ____________ Amount of Purchase Payment previously taxed:  $ ___________

PAYMENT METHOD: [ ] Check [ ] Wire [ ] Transfer [ ] Rollover [ ] Other

6. REPLACEMENT (MUST BE COMPLETED)

(a) DO YOU HAVE ANY EXISTING INDIVIDUAL LIFE INSURANCE OR ANNUITY CONTRACTS?
    [ ] Yes [ ] No

(b) WILL THE ANNUITY APPLIED FOR REPLACE ONE OR MORE EXISTING ANNUITY OR LIFE INSURANCE CONTRACTS? [ ] Yes [ ] No

    (Note: Replacement includes any surrender, loan, withdrawal, lapse, reduction in or redirection of payments on an annuity or life insurance contract in connection with this application.)

    If "Yes", applicable disclosure and replacement forms must be attached.

7. ASSUMED INVESTMENT RETURN (AIR)

[ ] 3% [ ] 4% [ ] 5% [ ] 6%

(Note: The Assumed Investment Return (AIR) is used to determine the amount of all subsequent variable income payments. If your investment returns exceed your AIR and Separate Account charges, variable income payments increase; if your AIR and Separate Account charges are greater than your investment returns, variable income payments decrease. Please also note that choosing a higher AIR will result in a higher initial payment but will make income growth more difficult to achieve. The AIR you choose cannot be changed once elected. All AIRs are subject to state availability.)

8. AUTHORIZATION AND SIGNATURE(S)

(a) NOTICE TO APPLICANT(S):

    FLORIDA RESIDENTS ONLY Any person who knowingly and with intent to injure, defraud, or deceive any insurer, files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony of the third degree.

    ARKANSAS, DISTRICT OF COLUMBIA, KENTUCKY, LOUISIANA, MAINE, NEW MEXICO, OHIO, PENNSYLVANIA, TENNESSEE, AND VIRGINIA RESIDENTS ONLY Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or submits a claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties and denial of benefits.

    NEW JERSEY RESIDENTS ONLY Any person who includes any false or misleading information is subject to criminal and civil penalties

    ARIZONA RESIDENTS ONLY Upon receipt of your written request, we will provide within a reasonable time period, factual information regarding the benefits and provisions of this Contract. This Contract may be returned for any reason if you are not satisfied with it. You may return the Contract within 10-days, or 30-days if you were 65 years of age or older on the date you applied for this annuity. If you return it within the 10-day or 30-day period your contract will be cancelled. We will promptly refund your Purchase Payment less any income payments already made as of the Business Day we receive your Contract.

(b) SIGNATURES I hereby represent my answers to the above questions to be correct and true to the best of my knowledge and belief. I have received MetLife's Notice of Privacy Policies and Practices, the current prospectus for the Preference Plus(R) Income Advantage Variable Annuity, and all required fund prospectuses. I UNDERSTAND THAT, EXCEPT TO THE EXTENT PROVIDED UNDER THE WITHDRAWAL OPTION IF ELECTED AT ISSUE, THIS ANNUITY HAS NO CASH VALUE AND CANNOT BE SURRENDERED. VARIABLE INCOME PAYMENTS WILL FLUCTUATE BASED ON THE PERFORMANCE OF THE INVESTMENT DIVISIONS. I UNDERSTAND THAT METROPOLITAN LIFE INSURANCE COMPANY DOES NOT GUARANTEE THE TAX CONSEQUENCES OF THE ANNUITY, AND I SHOULD CONSULT MY OWN TAX ADVISOR AS WELL AS THE TAX SECTION OF THE PROSPECTUS FOR THIS PRODUCT PRIOR TO PURCHASE OF THE ANNUITY AND PRIOR TO THE ELECTION OR EXERCISE OF THE WITHDRAWAL OPTION WHICH COULD HAVE ADVERSE TAX CONSEQUENCES INCLUDING, BUT NOT LIMITED TO, THE 10% PENALTY TAX IN ADDITION TO ORDINARY INCOME TAX ON THE ENTIRE AMOUNT WITHDRAWN. If the Owner is a corporation, partnership or trust, print the name of the Owner and have one or more officers, partners or trustees sign.

    LOCATION WHERE THE APPLICATION IS SIGNED _______________________________
                                             City & State
    ________________________________________________________________________
    Signature of Annuitant                              Date
    ________________________________________________________________________
    Signature of Joint Annuitant                        Date
    ________________________________________________________________________
    Signature of Owner (If different than Annuitant)    Date
    ________________________________________________________________________
    Signature of Joint Owner                            Date

9. REPRESENTATIVE INFORMATION

STATEMENT OF REPRESENTATIVE All answers are correct to the best of my knowledge. I have provided the Proposed Annuitant/Owner with MetLife's Notice of Privacy Policies and Practices, prior to or at the time he/she completed the application form. I have also delivered a current Preference Plus(R) Income Advantage Variable Annuity prospectus, and all required fund prospectuses; and reviewed the financial situation of the Proposed Annuitant/Owner as disclosed, and believe that a single premium immediate annuity contract would be suitable. I am properly NASD registered and licensed in the state where the Proposed Owner signed this application.

Do you have reason to believe that the replacement or change of any existing insurance or annuity may be involved? [ ] Yes [ ] No

________________________________________________________________________________
Signature of Representative                                  Date

Printed Representative Name (First, Middle Initial, Last)   State License I.D. #
________________________________________________________    ____________________

                              REQUIRED INFORMATION

1.  FINANCIAL DISCLOSURES

(a) Sum of Estimated Annual Income for Owners(s) $_________________________

(Note: Consult IRC 408A for income limits when contributing to a Traditional IRA, Roth IRA or converting from a Traditional IRA to a Roth IRA)

(b) Sum of Estimated Net Worth for Owners(s) $_________________________

(Note: Net Worth is assets less liabilities. Exclude your personal residence, home furnishings, autos and this investment)

(c) Tax Bracket _________________________ %

(d) Source of Funds for Purchasing this Annuity: (Check all that apply)

    [ ] Annuity Contract [ ] Pension Assets [ ] Savings [ ] Certificate of Deposit (CD)

    [ ] Mutual Fund [ ] Money Market Fund [ ] Real Estate [ ] Bonds [ ] Stocks

    [ ] Discretionary Income (Salary) [ ] Loan [ ] Life Policy

    [ ] Endowment (Maturity Date__/__/__) [ ] Other _______

    Is the source of funds a MetLife or MetLife Securities, Inc. policy, account or contract? [ ] Yes [ ] No

(e) Tax Market of Transfers or Rollovers (if applicable, choose all that apply)

    [ ] Non-Qualified   [ ] SEP        [ ] 401 (a)  [ ] 403 (b) [ ] Other ______

    [ ] Traditional IRA [ ] SARSEP     [ ] 401 (k)  [ ] 403 (b)(7)

    [ ] Roth IRA        [ ] SIMPLE IRA [ ] 403 (a)  [ ] KEOGH

(f) Prior Investment Experience (Choose all that apply and indicate your years of experience)

    [ ] Stocks ____ years [ ] Mutual Funds ____ years  [ ] Certificate of Deposit (CD)___ years [ ] None

    [ ] Bonds ____ years  [ ] Money Markets ____ years [ ] Other: _____________________ ______ years

(g) Was Asset Allocation Questionnaire/Worksheet used? [ ] Yes (please include with application) [ ] No

(h) Risk Tolerance (How would you categorize yourself as an investor?) (Choose one)

    (Note: If the Asset Allocation Questionnaire was completed, please use the resulting Risk Tolerance here)

    [ ] Conservative [ ] Conservative to Moderate [ ] Moderate [ ] Moderate to Aggressive   [ ] Aggressive

(i) Describe Your Investment Objective

    [ ] Preservation of Capital (seeks income and stability with minimal risk)

    [ ] Income (seeks current income over time)

    [ ] Growth and Income (seeks capital appreciation over long term combined with current dividend income)

    [ ] Growth (seeks capital appreciation over long term)

    [ ] Aggressive Growth (seeks maximum capital appreciation over time by investing in speculative and/or higher risk securities)

(j) Number of Dependent(s) ________ Age(s)___________________

(k) Purpose of Annuity Contract:

    [ ] Income [ ] Estate Planning [ ] Wealth Accumulation [ ] Retirement Planning [ ] Other __________

(l) What is your citizenship? [ ] USA or [ ] Other ________________________

    If "Other" selected above, please answer the following:

    Do you reside in the United States?                   [ ] Yes [ ] No

    Do you work in the United States?                     [ ] Yes [ ] No

    Do you own a home or property in the United States?   [ ] Yes [ ] No

    Do you own a business in the United States?           [ ] Yes [ ] No

    Do you have a United States Bank Account?             [ ] Yes [ ] No

(m) Are owner(s) an associated person of a broker/dealer? [ ] Yes [ ] No

2.  DIRECT DEPOSIT

Please complete the following information to have income payments deposited directly to your account at the financial institution specified below.

Type of account: [ ] Checking [ ] Savings [ ] Other ________________________________________________ (Specify type)

Account number: ___________________________________________ Bank routing number* _________________________________

* Please obtain this number from your financial institution. If you are unable to do so, you may attach a voided check from your checking account or a deposit slip from your savings account.

Financial Institution: _____________________________________________________________________________
                       Name

____________________________________________________________________________________________________
Street address                  City                            State                   Zip

[ ] CHECK HERE IF YOU PREFER TO RECEIVE YOUR INCOME PAYMENTS BY CHECK.

                              REQUIRED INFORMATION

3. ALLOCATION SELECTION

Indicate the percentage of your purchase payment to be allocated to each funding choice. You must allocate the lesser of 10% of your purchase payment or $10,000 to the variable income payment. Percentages must be in whole numbers. You may change your allocation at any time subject to restrictions. See the prospectus for complete details.

   ALLOCATION      FUNDING CHOICES

ALLOCATION OF PURCHASE PAYMENT TOWARD THE FIXED INCOME PAYMENT

     %             Fixed Income Payment Option

ALLOCATION OF PURCHASE PAYMENT TOWARD THE VARIABLE INCOME PAYMENT

     %             Salomon Brothers US Government
     %             PIMCO Total Return
     %             State Street Research Bond Income
     %             Lehman Brothers(R) Aggregate Bond Index
     %             Salomon Brothers Strategic Bond Opportunities
     %             Lord Abbett Bond Debenture
     %             MFS Total Return
     %             State Street Research Diversified
     %             Neuberger Berman Real Estate
     %             American Funds Growth-Income
     %             Davis Venture Value
     %             FI Value Leaders
     %             Harris Oakmark Large Cap Value
     %             State Street Research Large Cap Value
     %             MetLife Stock Index
     %             MFS Investors Trust
     %             State Street Research Investment Trust
     %             American Funds Growth
     %             Janus Aggressive Growth
     %             Met/Putnam Voyager
     %             State Street Research Large Cap Growth
     %             T. Rowe Price Large Cap Growth
     %             Harris Oakmark Focused Value
     %             Neuberger Berman Partners Mid Cap Value
     %             FI Mid Cap Opportunities
     %             Met/AIM Mid Cap Core Equity
     %             MetLife Mid Cap Stock Index
     %             State Street Research Aggressive Growth
     %             T. Rowe Price Mid Cap Growth
     %             State Street Research Aurora
     %             Loomis Sayles Small Cap
     %             Russell 2000(R) Index
     %             Franklin Templeton Small Cap Growth
     %             Met/AIM Small Cap Growth
     %             T. Rowe Price Small Cap Growth
     %             Scudder Global Equity
     %             FI International Stock
     %             Harris Oakmark International
     %             MFS Research International
     %             Morgan Stanley EAFE(R) Index
     %             PIMCO PEA Innovation
     %             American Funds Global Small Capitalization
                   Total allocation must equal 100%

4. TAX WITHHOLDING ELECTION FOR DISTRIBUTIONS THAT ARE NOT ELIGIBLE ROLLOVER DISTRIBUTIONS

The taxable portion of each income payment is subject to federal tax withholding under IRS wage withholding tables by treating you as married, claiming three withholding allowances, unless you file an election to request withholding on a different basis. Your election will remain in effect until you change or revoke it by filing a new election. You may change your election at any time and as often as you wish.

If you do not have enough federal income taxes withheld from your income payments, you may be responsible for paying estimated tax directly to the Internal Revenue Service. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. If you have not provided the correct taxpayer identification number, we will treat this election as invalid and will withhold taxes by treating you as a single person with no withholding allowances. This will remain in effect until your correct tax identification number is received. Certain states require withholding of state income tax when federal income tax withholding applies. Additionally, certain states may impose similar estimated tax rules and tax penalties. You should consult with your tax advisor to determine whether any of these states may impose similar estimated tax rules and tax penalties and whether those apply to you.

SELECT ONE OF THE WITHHOLDING OPTIONS BELOW:

    [ ] Do not withhold federal or state income taxes from my income payments.
        (My election is void unless I have provided my correct tax identification number.)

    [ ] Please withhold federal income taxes and state income taxes, where required, from the taxable portion of each income payment based on the following allowances and marital status selected below:

         [ ] Married [ ] Single [ ] Married but withhold at higher single rate

Number of withholding allowances claimed ____________

Withhold the following additional amount of taxes from each income payment $ ____________

                              REQUIRED INFORMATION

5. SIGNATURES

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.

What this means for you: When you open an account, we ask for your name, address, date of birth and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents.

I/We understand that I should notify Metropolitan Life Insurance Company if any information contained in this application should change.

I/We certify that the funding allocations, meet(s) the needs of my/our current investment objectives and risk tolerance.

If I/We elected the direct deposit option under Section 2, I understand that MetLife will not be liable for any failure to modify or terminate this arrangement until it has received a written request from me and it has had a reasonable time to act upon it. I understand that MetLife's responsibility is fully satisfied as soon as a deposit is made to my account. If any overpayment of income payments is credited to my account in error, I hereby authorize and direct the Bank or other Depository to charge my account and to refund the overpayment to MetLife.

I/The Owner(s), agree to authorize the Annuitant to reallocate future annuity income and the right to change the beneficiary designation. I agree that neither MetLife nor its representatives shall be liable for any adverse consequences as a result of this authorization.

________________________________________________________ _______________________
Owner's Signature                                                 Date

________________________________________________________ _______________________
Joint Owner's Signature                                           Date

6. REPRESENTATIVES REQUIRED INFORMATION

Writing agent completes Section 1. All other agents complete Section 2.

SECTION 1

     AGENCY INDEX         REPRESENTATIVE'S NAME         SALES OFFICE NAME & NUMBER        % CREDIT     REPRESENTATIVE'S SIGNATURE
     ------------         ---------------------         --------------------------        --------     --------------------------

SECTION 2

     AGENCY INDEX         REPRESENTATIVE'S NAME         SALES OFFICE NAME & NUMBER     % CREDIT     REPRESENTATIVE'S SIGNATURE
     ------------         ---------------------         --------------------------     --------     --------------------------
2nd
3rd
4th
5th

- Commissions on Preference Plus(R) Income Advantage will be split in the agreed proportion.

- For Preference Plus(R) Income Advantage the full amount will be credited to the remaining representative(s) if one or more is no longer servicing the account.

Approved ____________________________________________________________________
         Branch Manager/District Sales Manager's Signature            Date
         (ONLY REQUIRED ON SPLIT COMMISSION BUSINESS)

All representatives must be appropriately NASD registered and state insurance licensed at the time of the sale to receive commission. If contract is being split between different sales offices, a copy is to be sent to the Manager(s) not signing the form.

STATEMENT OF CLIENT INFORMATION

To complete the form, follow the instructions on the reverse side. In connection with the provisions of the USA PATRIOT Act, this form must be completed for each new product or new account established with the Metropolitan Life Insurance Company. Please submit this form with all new business applications and any required supplemental documentation to the appropriate processing area.

SECTION 1 -- OWNERSHIP INFORMATION (If completing section B, please attach applicable supplemental documents, if required.)

A. NATURAL OWNERSHIP

   If insured/annuitant is different than owner, please identify relationship to owner and reason owner is different than insured/annuitant:

   _____________________________________________________________________________

   Owner Name _____________________________________ SSN/TIN ____________________

   Owner's Street address ______________________________________________________

   Telephone ___________________Date of Birth (mm/dd/yyyy) _____ / _____ / _____

   Citizenship __________________ Country of legal residence ___________________

   Employer Name ______________________ Employer  Address ______________________

   Position/Title ___________________ Length of Employment _____________________

   ID verification used: [ ] US driver's license [ ] Greencard [ ] Passport [ ] Other Government Issued ID _________________________________________

   ID Issuer ___________ ID Reference # __________ ID Issue date ___ / ___ / ___
   ID Expiration date ____ / ____ / ____

   Joint Owner / Custodian / Guardian /(circle one) Name ______________________ SSN/TIN ______________

   Street address ______________________________________________________________

   Telephone ________________ Date of Birth (mm/dd/yyyy) _____ / _____ / _______

   Citizenship _________________ Country of legal residence ____________________

   Employer Name __________________ Employer Address ___________________________

   Position/Title ____________________ Length of Employment ____________________

   ID verification used: [ ] US driver's license  [ ] Greencard [ ] Passport
   [ ] Other Government Issued ID ___________________

   ID Issuer _______________________ ID Reference # _____________________
   ID Issue date ____ / ____ / ____ ID Expiration date ____ / ____ / ____

B. ENTITY OWNERSHIP

   Name of Entity Owner ________________________________________________________
   Indicate ownership Type: [ ] Corporation [ ] Partnership [ ] LLC [ ] Trust
   [ ] Sole Proprietorship [ ] Other, please describe

   TIN: _______________________ Nature of Business: ____________________________

         Is entity publicly traded*? [ ] Yes [ ] No

   Business street address _____________________________________________________

   Business Telephone ( ______ ) ______________ Fax ( ______ ) _____________
   E-mail/website ____________

   Supporting Documentation Attached: [ ] Articles of incorporation/Government issued business license [ ] Partnership Agreement
                               [ ] LLC Operating Agreement [ ] Trust Documents
                               [ ] Other ____________

   * Note: If Yes, supporting documents are not required.

C. REPRESENTATIVE CERTIFICATION

FOR NATURAL OWNERSHIP ONLY

[ ] I certify that I PERSONALLY MET WITH THE OWNER(S) AND REVIEWED THE
    IDENTIFICATION DOCUMENTS. To the best of my knowledge the documents accurately reflect the identity of the owner(s); OR

[ ] I DID NOT MEET IN PERSON WITH THE OWNER(S) OR I WAS OTHERWISE UNABLE TO
    PERSONALLY REVIEW THE IDENTIFICATION DOCUMENTS. I certify that, to the best of my knowledge, the identification information provided by the owner(s), either by mail or phone is accurate.

FOR ENTITY OWNERSHIP ONLY

[ ] I certify that I PERSONALLY MET WITH THE LEGAL REPRESENTATIVE(S) OF THE
    ENTITY AND REVIEWED THE IDENTIFICATION DOCUMENTS OF THE ENTITY. To the best of my knowledge the documents accurately reflect the identity of the entity; OR

[ ] I DID NOT MEET IN PERSON WITH THE LEGAL REPRESENTATIVE(S) OF THE ENTITY OR
    I WAS OTHERWISE UNABLE TO PERSONALLY REVIEW THE ENTITY'S IDENTIFICATION DOCUMENTS. I certify that, to the best of my knowledge, the entity's identification information provided by the legal representative(s), either by mail or by phone, is accurate.

I have provided a copy of the Disclosure Notice to the Owner(s) which includes the disclosure of investment objective definitions and identity verification.

Name of Representative: ____________________________ Date: _____________________

INSTRUCTIONS

OWNERSHIP INFORMATION

- If the contract owner is a natural person or persons, complete section A. If the owner is a trust, corporation, partnership, LLC, or sole proprietor, complete section B.

SECTION A

-  Indicate the owner's name, social security or tax id number, and citizenship.

- Indicate the owner's employer, employer's address, position title, and length of employment.

- You must verify the identity of all owners. You may verify identity using a state issued driver's license, a greencard, or a passport. If you use any other form of picture identification you must list the type of identification used. In all cases, note the identification card's reference number (e.g. CT-021-74-5555) and expiration date. You should attempt to meet with all owners in person. If, however, you are unable to meet one of the owner's in person, you may request the required information by mail or phone. Always indicate how the information was obtained by checking the appropriate box, "in person", "by mail", or "by phone".

- If the ownership type is "Other" and the owner is a minor or incompetent and the product is purchased or account is opened under a custodial or guardianship account, the identity of the custodian/guardian must be verified and documented in the applicable section of the Statement. If identification verification is not available for the minor or incompetent, all other relevant information on the minor or incompetent should be captured under Ownership Information.

SECTION B

- Identify the name of the Trust or Business, its tax id number, and if applicable, the nature of the business (e.g. retail store, restaurant, school system, etc.)

- Check "Yes" or "No" for business owners to indicate if the business is publicly traded or not.

-  Identify the state in which the Trust or business is registered.

- Provide the business address, telephone number, fax number, and if available, an email address or website address.

- Representatives must have first hand knowledge of the existence of a legitimate business in order to establish a contract to be owned by that business. Please indicate how you developed you familiarity with the business owner of the proposed contract using one of the check boxes provided, or by selecting "other" and providing a detailed explanation. You must indicate how the information about the business was obtained.

- Indicate the name (s) of all legal representatives authorized to initiate transactions within the contract on behalf of the business or Trust owner. You must provide the legal representative's social security number and verify identity in the same manner as described above in section A. IF MORE THAN TWO LEGAL REPRESENTATIVES HAVE OWNERSHIP AUTHORITY, ATTACH ADDITIONAL COPIES OF
   SECTION 2 B TO THE APPLICATION.

- ATTACHMENTS: As a corporation, partnership, L.L.C., or Trust will own the contract, you must attach a copy of the articles of incorporation, partnership agreement, organizing documents, LLC Operating Agreement, or Trust documents, respectively. Where applicable, documentation must reflect a state stamp or similar evidence of state registration. This is generally available on the first and signature pages of the organizing documents.

- If the product is to be owned by an offshore trust or foreign company, all documentation must go to Len Bakal, MetLife Money Laundering Prevention Compliance Officer for review. Please refer any such information directly to your manager who will work with the Compliance Department.

SECTION C. REPRESENTATIVE CERTIFICATION

You must certify either that you personally reviewed the identification documents and to the best of your knowledge the documents accurately reflect the identity of the owner/legal representative(s); or that you did not meet with the owner/legal representative(s) in person, and that to the best of your knowledge, the information provided by mail or by phone is true and accurate. If, through verifying the identity of an owner, you identify any concerns, you should contact your manager immediately.

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                                   METLIFE(R)
                       Metropolitan Life Insurance Company
                  One Madison Avenue, New York, NY 10010-3690